Exhibit 99.2

IndyMac Bancorp, Inc. 2005 Earnings Review

Forward-Looking Statements Certain statements contained in this presentation may be deemed to be forward-looking statements within the meaning of the federal securities laws. The words "anticipate," "believe," "estimate," "expect," "project," "plan," "forecast," "intend," "goal," "target," and similar expressions identify forward-looking statements that are inherently subject to risks and uncertainties, many of which cannot be predicted or quantified. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, the effect of economic and market conditions including industry volumes and margins; the level and volatility of interest rates; Indymac's hedging strategies, hedge effectiveness and asset and liability management; the accuracy of estimates used in determining the fair value of financial assets of Indymac; the credit risks with respect to our loans and other financial assets; the actions undertaken by both current and potential new competitors; the availability of funds from Indymac's lenders and from loan sales and securitizations to fund mortgage loan originations and portfolio investments; the execution of Indymac's growth plans and ability to gain market share in a significant market transition; the impact of disruptions triggered by natural disasters, including the assessment of the effects of the Gulf Coast Hurricanes and the effects of any future hurricanes; the impact of current, pending or future legislation, regulations or litigation; and other risk factors described in the reports that Indymac files with the Securities and Exchange Commission, including the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and its reports on Form 8-K. While all of the above items are important, the highlighted items represent those that, in management's view, merit increased focus given current conditions.

Overview 2005 Financial Results Fourth Quarter 2005 Results 2006 Forecast Appendix

Indymac's Strong Performance In 2005 Was Reflected In Its Total Shareholder Return Of 18% Operating Environment in 2005 Operating Environment in 2005 Mortgage Market Flat to 2004 - $2.8 trillion in originations Yield curve Average spread of 10-year Treasury to 1-Month LIBOR declined from 275 bps in 2004 to 89 bps in 2005 Mortgage banking revenue margins Margin compression of 25% to 50% and more experienced across the industry Credit Losses Home price appreciation nationwide; credit losses at all time lows Peer Total Shareholder Returns in 2005 Peer Total Shareholder Returns in 2005 Downey Financial Corp. 21% IndyMac Bancorp, Inc. 18% Golden West Financial Corp. 8% Washington Mutual Inc. 8% Countrywide Financial Corp. -6% Flagstar Bancorp Inc. -33%

2005...All Time Record Year Presented on a pro forma basis and excludes charges related to the implementation of SAB 105 and purchase accounting adjustments related to the acquisition of Financial Freedom. A full reconciliation of GAAP and pro forma amounts is included in the appendix of this presentation MBA January Mortgage Market Finance Forecast, See Form 8-K for further description of market share All Time Records Net revenues Net earnings ROE Assets Production Market share Pipeline Servicing portfolio Revenues >$1Billion

Became A Top 10 Mortgage Originator In Q3...On Track For #8 By '08 Source: National Mortgage News

Strategy 2 - Balance Earnings with Thrift and Enhance Franchise Value Interest Rate Risk Management strong; Net Duration GAP of less than 1 month and Value At Risk (VAR) model implemented for MSR asset Managers held accountable through transparent and detailed public disclosures Management Accountability Week-managers meet & review quarterly performance...tied in with quarterly bonus payments Continued enhancements of risk-based pricing technology platform...one door system results in fairest lending model for consumers Executing On Three Key Strategies Source Of Success In 2005 Avg. interest earning assets growth of 27% Thrift net interest margin steady at 1.99% 13 new consumer banking branches opened for a total of 26 in Southern California Deposits of $7.7 billion an increase of 34% over 2004 Consumer customers increased 40% to 513,715 Four new regional mortgage centers opened for a total of 13 Mortgage professional sales force of 712 a 24% increase over 2004 6,030 mortgage professional customers a 41% increase over 2004 Conduit volumes up 107% over 2004 Loans serviced for others of $84.5 billion up 68% over 2004 Recent Acquisition - Financial Freedom grew production by 64% & net earnings by 91%, on an annualized basis Market share of 2.18% up 59% over 2004 Record pipeline of $9.2 billion up 46% over 2004 Strategy 1 - Leverage Mortgage Banking Platform Support Strategies 1 & 2 with Internal Capabilities & Best Practices

Fourth Quarter 2005 Results

Q4 05 EPS Of $1.09 Up 20% Over Prior Year Driven By Record Production, Assets And Servicing Portfolio Earnings for Q4 04 are presented on a pro forma basis, excluding the impact related to implementation of SAB 105. A full reconciliation of GAAP and pro forma amounts is included in the appendix to this presentation. Based on MBA January Mortgage Finance Forecast, see Form 8-K for further description of market share.

Q4 05 Economic Results Are Stronger Than Reported GAAP Earnings Typical year-end spread widening contributed to a more challenging secondary market in Q4. Indymac was able to utilize balance sheet and capital to hold loans over year- end to achieve better execution. $9.7 million in valuation gains ($5.9 after tax) were not recognized in Q4 05 due to LOCOM limitations in accordance with GAAP. Change in MSR accounting to fair market value is expected to come into effect in the first quarter of 2006, eliminating the potential for a similar impact on future earnings, allowing our economic and accounting results to be in synch.

Based on MBA January Forecast. Data obtained from National Mortgage News, adjusted for consolidations and company press releases. 1999 marked the beginning of Indymac's transition to a depository institution and transition of business to e-MITS. Indymac's Market Share Reached A New High Of 2.85% In Q4 05...Indymac's CAGR Of Mortgage Production Greatly Exceeds That Of Our Peers Mortgage Production Indexed to Q1 99 (3) 0.40% Market Share 2.85% Market Share CAGRs on Mortgage Production Volume Since Q1 99: Indymac 44% Mortgage industry(1) 8% Top five mortgage lenders(2) 16%

We Manage To Returns On Capital...We Deployed 21% More Capital In Q4 05 And Maintained A 19% ROE Business unit capital and ROE excludes overhead. ROE for Q4 04 is calculated based on pro forma earnings, excluding the impact related to implementation of SAB 105 and purchase accounting adjustments. A full reconciliation of GAAP and pro forma amounts is included in the appendix to this presentation

How Did We Manage To Keep Mortgage Bank Production Divisions' ROE Relatively Stable In Spite Of Declining Margins? Mortgage banking revenue margins have declined, but these have been offset in large part by a reduction in costs per loan. Areas with continued opportunities for improvement include: Financial Freedom - earnings growth should continue with strong demographic outlook Recently the consumer direct division has underperformed, but reorganization of management structure to focus on the consumer customer is expected to drive profits higher Mortgage banking entity has reached a level where economies of scale are beginning to show, now in replication and refinement mode, with opportunities to continue to leverage and scale the platform Cost improvement was a function of channel mix and scale...plenty of room for cost control

Focused And Disciplined Interest Rate Risk Management Helps Insulate Balance Sheet From Interest Rate Volatility Our goal is to have earnings grow despite changes in interest rates. Our hybrid structure, in addition to disciplined interest rate risk management, has proven to be a successful model. Our net duration gap as of December 31, 2005 was less than one month. As a part of the interest rate risk management process we have also developed a value at risk (VAR) measurement tool for our servicing asset. The VAR tool allows us to better identify and measure risk inherent in the assets, and to facilitate hedging strategies. Includes 13 rate hikes in 7 quarters

Trends Show Credit Quality Of Production Relatively Stable Year Over Year 99% of reverse mortgages are FHA insured (based on number of loans) While Indymac production is evaluated using the S&P LEVELS model, this data is not audited or endorsed by S&P. S&P Evaluated Production excludes second liens, HELOC, reverse mortgages, construction loans, and warehousing lending.

2006 Forecast

Mortgage Environment in 2006 Forecasted To Be More Difficult, Resulting In Projected EPS Growth Of 10%...Less Than Our 15% Long Term Goal Environment In 2005 Flat to 2004 - $2.8 trillion in originations Average spread of 10-year Treasury to 1-month LIBOR declined from 275 bps in 2004 to 89 bps in 2005 Margin compression of 25% to 50% and more experienced across the industry Home price appreciation nationwide; credit losses at all time lows Forecasted Environment In 2006 $2.2 trillion industry wide volume, down 20% from 2005 Average spread of 10 year Treasury to 1-month LIBOR of 16 bps Mortgage banking revenue margins...??? Credit losses increase but remain relatively low 2004 EPS(1) $3.40 2005 EPS $4.54 34% Growth Indymac's Results in 2005 2005 EPS(2) $4.42 2006 EPS(2) $4.88 10% Growth Indymac's Forecasted Results in 2006 Presented on a pro forma basis and excluded charges related to the implementation of SAB 105 and purchase accounting adjustments related to the acquisition of Financial Freedom. A full reconciliation of GAAP and pro forma amounts is included in the appendix of this presentation. Adjusted for the estimated impact of SFAS 123R for stock option expensing

Forecast For 2006 EPS Ranges From $4.50 To $5.20... Base Case Of $4.88 Represents 10% Growth In Spite Of Forecasted 20% Decline In Industry-wide Mortgage Volume While the forecast above represents our best estimation at this time, actual results could vary significantly

Hybrid Model Provides Flexibility To Allocate Capital Between The Mortgage Bank And The Thrift To Provide Stable Returns In Various Interest Rate Environments (1) Business unit capital and ROE excludes overhead. ROE for 2004 is calculated based on pro forma earnings, excluding the impact related to implementation of SAB 105. A full reconciliation of GAAP and pro forma amounts is included in the appendix to this presentation

Management Has A Strong Track Record Of Growth And Returns Over Various Interest Rate Environments (1) 1999 marked the beginning of Indymac's transition to a depository institution and taxable entity (earnings and EPS in 1999 are presented pro forma fully-taxed). 12/31/92 marked inception of Indymac's transition from a passive REIT to an operating mortgage banker with current senior management.

Appendix

Annual Capital Allocation And Returns Earnings for Q204 are presented on a pro forma basis, excluding the impact related to implementation of SAB 105 and purchase accounting adjustments. A full reconciliation of GAAP and pro forma amounts is included in the appendix to this presentation

Quarterly Capital Allocation And Returns Earnings for Q4 04 are presented on a pro forma basis, excluding the impact related to implementation of SAB 105 and purchase accounting adjustments. A full reconciliation of GAAP and pro forma amounts is included in the appendix to this presentation

Credit Characteristics Of Option ARM Product Are Generally Stronger Than Other Products (1) House price appreciation is calculated based on OFHEO HPI MSA data on a loan level basis

Reconciliation of Pro Forma Net Earnings to GAAP The above table provides a reconciliation of Indymac's results on both a GAAP basis and on a pro forma basis excluding the SAB 105 and purchase accounting adjustments. This table is provided to assist investors with an evaluation of the Company's current results in comparison to prior periods.

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